UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 24, 2007


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


     OHIO                          001-15103                   95-2680965
     ----                          ---------                   -----------
(State or Other               (Commission File No.)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

          On January 24, 2007, Invacare Corporation issued a press release announcing its intention to make Rule 144A offerings of senior notes and convertible senior subordinated debentures. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

          Exhibit Number        Description of Exhibit
          --------------        ----------------------
          99.1                  Press release dated January 24, 2007


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Invacare Corporation

                                        By: /s/ Gregory C. Thompson
                                        ---------------------------
                                        Gregory C. Thompson
                                        Chief Financial Officer



Date:  January 24, 2007